EXHIBIT 4.2

NUMBER SHARES

_________ IGC

INDIA GLOBALIZATION CAPITAL, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

COMMON STOCK

SEE REVERSE FOR
CERTAIN DEFINITIONS

THIS CERTIFIES THAT CUSIP

IS THE OWNER OF

FULLY PAID AND NON ASSESSABLE SHARES OF THE PAR VALUE OF
$.0001 EACH OF THE COMMON STOCK OF

INDIA GLOBALIZATION CAPITAL, INC.

TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY
AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY
ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE
TRANSFER AGENT AND REGISTERED BY THE REGISTRAR. WITNESS THE SEAL OF
THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED
OFFICERS.

DATED:

INDIA GLOBALIZATION CAPITAL, INC.
CORPORATE
SEAL
2005
MARYLAND

CHAIRMAN	SECRETARY

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT -		Custodian
TEN ENT -	as tenants by the entireties		(Cust)		(Minor)
JT TEN -	as joint tenants with right of survivorship		under Uniform Gifts to Minors
	and not as tenants in common		Act______________
(State)

Additional Abbreviations may also be used though not in the above list.

INDIA GLOBALIZATION CAPITAL, INC.

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights. This certificate and the shares represented thereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and all amendments thereto and resolutions of the Board of Directors providing for the issue of shares of Preferred Stock (copies of which may be obtained from the secretary of the Corporation), to all of which the holder of this certificate by acceptance hereof assents.

     FOR VALUE RECEIVED, __________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING
ZIP CODE, OF ASSIGNEE)

_____________________________________________________ SHARES

OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

__________________________________________________ ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WILL FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED __________________

NOTICE: The signature to this assignment must
correspond with the name as written upon
the face of the certificate in every
particular, without alteration or
enlargement or any change whatever.

Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15).

The holder of this certificate shall be entitled to receive funds from the trust fund only in the event of the Company’s liquidation upon failure to consummate a business combination or if the holder seeks to convert his respective shares into cash upon a business combination which he voted against and which is actually completed by the Company. In no other circumstances shall the holder have any right or interest of any kind in or to the trust fund.

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